                                                                  Exhibit 23.1




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K into the Company's previously filed Registration Statement File Nos. 333-30903, 333-51463, 333-51467, 333-51469 and 333-51499.



                                            ARTHUR ANDERSEN LLP

Tampa, Florida,
August 24, 1998